UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This Form 8-K is being filed to incorporate by reference in the Registration Statement on Form S-3 (No. 333-219312), originally filed with the Securities and Exchange Commission on July 17, 2017, certain financial statements of Norbert Dentressangle S.A., which were originally filed by the registrant as Exhibits 99.2 and 99.3 to the Amendment to Current Report on Form 8-K filed on June 1, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Ernst & Young et Autres and Grant Thornton, independent auditors

23.2	Acknowledgment of Ernst & Young et Autres and Grant Thornton, independent auditors

99.1

Financial Statements of Norbert Dentressangle S.A. and subsidiaries (incorporated by reference to Exhibit 99.2 to the Amendment to Current Report on Form 8-K filed by the Company on June 1, 2015)

(i) Report of Independent Auditors

(ii) Consolidated balance sheets of Norbert Dentressangle S.A. and subsidiaries as of December 31, 2014, 2013 and 2012 and the related consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.2

Unaudited Financial Statements of Norbert Dentressangle S.A. and subsidiaries (incorporated by reference to Exhibit 99.3 to the Amendment to Current Report on Form 8-K filed by the Company on June 1, 2015)

(i) Review Report of Independent Auditors

(ii) Unaudited consolidated balance sheet of Norbert Dentressangle S.A. and subsidiaries as of March 31, 2015 and the related unaudited consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the three months ended March 31, 2015 and 2014 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2017	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Senior Vice President, Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Ernst & Young et Autres and Grant Thornton, independent auditors

23.2	Acknowledgment of Ernst & Young et Autres and Grant Thornton, independent auditors

99.1

Financial Statements of Norbert Dentressangle S.A. and subsidiaries (incorporated by reference to Exhibit 99.2 to the Amendment to Current Report on Form 8-K filed by the Company on June 1, 2015)

(i) Report of Independent Auditors

(ii) Consolidated balance sheets of Norbert Dentressangle S.A. and subsidiaries as of December 31, 2014, 2013 and 2012 and the related consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.2

Unaudited Financial Statements of Norbert Dentressangle S.A. and subsidiaries (incorporated by reference to Exhibit 99.3 to the Amendment to Current Report on Form 8-K filed by the Company on June 1, 2015)

(i) Review Report of Independent Auditors

(ii) Unaudited consolidated balance sheet of Norbert Dentressangle S.A. and subsidiaries as of March 31, 2015 and the related unaudited consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the three months ended March 31, 2015 and 2014 and the notes related thereto